UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 21, 2008
PepsiCo, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road
Purchase, New York 10577
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-1.1: TERMS AGREEMENT
EX-1.2: TERMS AGREEMENT
EX-4.1: FORM OF PEPSICO NOTE
EX-4.2: INDENTURE
EX-4.3: FORM OF BOTTLING GROUP NOTE
EX-4.4: FORM OF PEPSICO GUARANTEE

Item 8.01.	Other Events.
     PepsiCo Senior Notes Offering.
     On October 21, 2008, PepsiCo, Inc. (“PepsiCo”) announced an offering of $2.0 billion aggregate principal amount of its 7.90% senior notes due 2018 (the “PepsiCo Notes”). Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and The Williams Capital Group, L.P. were joint bookrunners for the offering of PepsiCo Notes.
     The public offering price of the PepsiCo Notes was 99.758% of the principal amount. PepsiCo is expected to receive net proceeds, after deducting underwriting discounts and estimated offering expenses, of approximately $1.986 billion, and intends to use such net proceeds for general corporate purposes, including the repayment of outstanding short term indebtedness.
     The PepsiCo Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated October 21, 2008 (incorporating the Underwriting Agreement Standard Provisions dated October 21, 2008) among PepsiCo and the representatives of the several underwriters, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-154314), filed with the Securities and Exchange Commission (the “SEC”) on October 15, 2008. PepsiCo has filed with the SEC a prospectus supplement, dated October 21, 2008, together with the accompanying prospectus, dated October 15, 2008, relating to the offer and sale of the PepsiCo Notes.
     The PepsiCo Notes are expected to be issued on October 24, 2008 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The PepsiCo Notes will bear interest at the rate of 7.90% per year, with interest payable on May 1 and November 1 of each year, beginning on May 1, 2009, and will mature on November 1, 2018. PepsiCo will be able to redeem some or all of the PepsiCo Notes at any time and from time to time at the greater of 100% of the principal amount of the PepsiCo Notes being redeemed and the discounted present value of such PepsiCo Notes, discounted at the corresponding U.S. Treasury rate plus 50 basis points. The PepsiCo Notes will be unsecured obligations of PepsiCo and will rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.
     The above description of the Terms Agreement, the Indenture and the PepsiCo Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the form of PepsiCo Note. Each of the Terms Agreement and the form of PepsiCo Note is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 4.1, respectively. The Indenture was previously filed as Exhibit 4.3 to the Registration Statement.
     PepsiCo Guarantee of Bottling Group, LLC Senior Notes.
     On October 21, 2008, Bottling Group, LLC (“Bottling Group”), a subsidiary of The Pepsi Bottling Group, Inc., announced an offering of $1.3 billion aggregate principal amount of its 6.95% senior notes due 2014 (the “Bottling Group Notes”). The Bottling Group Notes will be guaranteed by PepsiCo (the “PepsiCo Guarantee”), subject to the limitations and qualifications set forth in the Indenture (the “Bottling Group Indenture”) dated as of October 24, 2008 among Bottling Group, PepsiCo and The Bank of New York Mellon, as Trustee. Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated were joint bookrunners for the offering of Bottling Group Notes.
     PepsiCo will not receive any proceeds from the offering of Bottling Group Notes.
     The Bottling Group Notes were offered and sold pursuant to a Terms Agreement (the “Bottling Group Terms Agreement”) dated October 21, 2008 (incorporating the Underwriting Agreement dated October 21, 2008) among Bottling Group, PepsiCo and the representatives of the several underwriters, under PepsiCo’s Registration Statement and under Bottling Group’s registration statement. PepsiCo has filed with the SEC a prospectus supplement, dated October 21, 2008, together with the accompanying prospectus, dated October 15, 2008, relating to the offer and sale of the PepsiCo Guarantee.
     The Bottling Group Notes are expected to be issued on October 24, 2008 pursuant to the Bottling Group Indenture. The Bottling Group Notes will bear interest at the rate of 6.95% per year, with interest payable on March 15 and September 15 of each year, beginning on March 15, 2009, and will mature on March 15, 2014. With the prior consent of PepsiCo, Bottling Group will be able to redeem some or all of the Bottling Group Notes at any time and from time to time at the greater of 100% of the principal amount of the Bottling Group Notes being redeemed and the discounted present value of such Bottling Group Notes, discounted at the corresponding U.S. Treasury rate plus 50 basis points. The Bottling Group Indenture also contains customary event of default provisions.
     Under the PepsiCo Guarantee, PepsiCo will be obligated to unconditionally and irrevocably guarantee the payment of principal of and interest and premium, if any, on the Bottling Group Notes on and after the Guarantee Commencement Date (as defined in the Bottling Group Indenture), except that, under the circumstances set forth in the Bottling Group Indenture, the PepsiCo Guarantee may not become effective or may become effective as to less than all of the principal of and interest and premium, if any, on the Bottling Group Notes. When and if effective, the PepsiCo Guarantee will be the unsecured obligation of PepsiCo and will rank equally with all of PepsiCo’s other unsecured senior indebtedness.
     As noted in PepsiCo’s annual report on Form 10-K for the fiscal year ended December 29, 2007, PepsiCo has guaranteed $2.3 billion of Bottling Group’s long-term debt through 2012. The PepsiCo Guarantee, if and when it becomes effective, will extend through 2014 and will replace PepsiCo’s guarantee of $1.3 billion of Bottling Group’s existing debt which matures in February 2009. PepsiCo may, but is not required to, guarantee other Bottling Group debt in the future in order to maintain guarantees on up to $2.3 billion of Bottling Group’s debt outstanding at any given time.
     The above description of the Bottling Group Terms Agreement, the Bottling Group Indenture, the Bottling Group Notes and the PepsiCo Guarantee is qualified in its entirety by reference to the Bottling Group Terms Agreement, the Bottling Group Indenture, the form of Bottling Group Note and the form of PepsiCo Guarantee, each of which is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.2, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

1.1	Terms Agreement dated October 21, 2008 (incorporating the Underwriting Agreement Standard Provisions dated October 21, 2008) among PepsiCo and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and The Williams Capital Group, L.P., as representatives of the several underwriters named therein.

1.2	Terms Agreement dated October 21, 2008 (incorporating the Underwriting Agreement dated October 21, 2008) among Bottling Group, PepsiCo and Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Form of PepsiCo Note.

4.2	Indenture dated as of October 24, 2008 among PepsiCo, Bottling Group and The Bank of New York Mellon, as Trustee.

4.3	Form of Bottling Group Note.

4.4	Form of PepsiCo Guarantee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2008	PepsiCo, Inc.
	By:	/s/ Thomas H. Tamoney, Jr.
Thomas H. Tamoney, Jr.
Senior Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Terms Agreement dated October 21, 2008 (incorporating the Underwriting Agreement Standard Provisions dated October 21, 2008) among PepsiCo and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and The Williams Capital Group, L.P., as representatives of the several underwriters named therein.
1.2	Terms Agreement dated October 21, 2008 (incorporating the Underwriting Agreement dated October 21, 2008) among Bottling Group, PepsiCo and Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.
4.1	Form of PepsiCo Note.
4.2	Indenture dated as of October 24, 2008 among PepsiCo, Bottling Group and The Bank of New York Mellon, as Trustee.
4.3	Form of Bottling Group Note.
4.4	Form of PepsiCo Guarantee.